Supplement dated July 30, 2009

to the

Snow Capital Opportunity Fund
Prospectus and Statement of Additional Information
dated June 26, 2009

This supplement makes the following amendments to disclosures in the Prospectus and Statement of Additional Information (“SAI”) of the Snow Capital Opportunity Fund (the “Fund”,) a series of Trust for Professional Managers, dated June 26, 2009:

Effective August 3, 2009, the Fund will revise the breakpoints in the sales charge on purchases of its Class A shares.  The sections entitled “Shareholder Information – Chosing a Share Class – Sales Charge on Class A Shares” on page 15 of the Prospectus and “Purchase and Redemption of Fund Shares – Sales Charge on Class A Shares” on page B-36 of the SAI are revised to reflect changes to the breakpoints in the Class A sales charge as set forth below:

Sales Charge on Class A Shares.  If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The sales charge for the Fund is calculated as follows*:

When you invest this amount	Sales Charge as a Percentage of Offering Price**	Sales Charge as a Percentage of Net Amount Invested***	Dealer Reallowance
$0-$24,999.99****	5.25%	5.54%	4.75%
$25,000-$49,999.99	5.00%	5.26%	4.50%
$50,000-$99,999.99	4.50%	4.71%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$749,999.99	2.00%	2.04%	1.50%
$750,000-$999,999.99	1.50%	1.52%	1.00%
$1,000,000 or more*****	0.00%	0.00%	0.50%*****
* The dollar amount of the sales charge is the lessor of the offering price or NAV at the time the sales load is paid.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
** The underwriter concession will be paid to Quasar Distributors, LLC, the Fund’s distributor.
*** Rounded to the nearest one-hundreth percent.
**** The minimum initial investment for Class A shares of the Fund is $10,000 for non-IRA accounts, and $5,000 for IRA accounts.
***** A finder’s fee of 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

Also effective August 3, 2009, the maximum investment amount for Class C shares of the Fund has been increased from $250,000 to $1,000,000.  Accordingly the sections entitled “Shareholder Information – Choosing a Share Class” on page 15 of the Prospectus and “Purchase and Redemption of Fund Shares – Maximum Investment in Class C Shares and Subsequent Class A Share Purchases” on page B-36 of the SAI are hereby revised to reflect $1,000,000 as the maximum investment amount for Class C shares of the Fund.

Please retain this supplement with your Prospectus and Statement of Additional Information.